UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 13, 2004

Gibraltar Packaging Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	00-19800	47-0496290
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

2000 Summit Avenue
Hastings, Nebraska 68901
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 402-463-1366

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits:

Ex. 99.1 Gibraltar Packaging Group Inc., Press Release Dated May 13, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 13, 2004, Gibraltar Packaging Group, Inc. issued a press release containing Gibraltar’s financial results for the quarter ended March 31, 2004. The press release will be posted to Gibraltar’s website <www.gibraltarpackaginggroup.com> and a copy is also filed as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2004

By: /s/ Brett E. Moller Name: Brett E. Moller Title: Vice President Finance

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Gibraltar Packaging Group, Inc. dated May 13, 2004.